UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 2016

CURRENT REPORT

SUN BANCORP, INC.

(Exact name of registrant as specified in its charter)

CURRENT REPORT

New Jersey	0-20957	52-1382541
(State or other jurisdiction of incorporation)	(SEC Commission File No.)	(I.R.S. Employer Identification No)

350 Fellowship Road, Suite 101, Mount Laurel, New Jersey	08054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 691 - 7700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01
                      Regulation FD Disclosure

                On August 2, 2016, Sun Bancorp, Inc. (the "Company") will distribute copies of a presentation regarding the Company to investors and analysts at the Keefe, Bruyette & Woods 2016 Community Bank Investor Conference in New York City.  A copy of the presentation is attached hereto as Exhibit 99 and is incorporated herein by reference.
The information contained under Item 7.01 of this Current Report on Form 8-K, including the attached presentation, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be specifically set forth in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit 99                      KBW Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUN BANCORP, INC.

Date: August 2, 2016	/s/ Patricia M. Schaubeck
Patricia M. Schaubeck
Executive Vice President and General Counsel